UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 31, 2009

Municipal Mortgage & Equity, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11981	52-1449733
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

621 E Pratt Street, Suite 300, Baltimore, Maryland		21202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(443) 263-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 31, 2009, MMA Financial Holdings, Inc. ("MFH"), a subsidiary of Municipal Mortgage & Equity, LLC (the "Company"), entered into (a) an exchange agreement (the "Exchange Agreement") with certain holders of trust preferred securities (the "TruPS Holders") issued by MFH Financial Trust I, a trust formed by MFH, and backed by a Junior Subordinated Debenture due 2034 in the same principal amount that had been issued by MFH (the "Original Debenture") and (b) a junior subordinated indenture (the "Indenture" and, together with the Exchange Agreement, the "Exchange Documents"). Pursuant to the Exchange Documents, the TruPS Holders exchanged trust preferred securities with a liquidation preference of $46,000,000 (the "TruPS") that had been issued by MFH Financial Trust I for $58,420,000 principal amount of junior subordinated debt securities due May 3, 2034 issued by MFH (the "New Securities"). A proportionate amount of the Original Debenture backing the exchanged TruPS was cancelled in connection with the exchange described herein.

The New Securities carry a reduced interest rate of 0.75% per annum for a period of three years beginning on February 3, 2009 (the "Modification Period"), and thereafter (i) at a rate of 9.5% per annum until May 5, 2014 and (ii) after May 5, 2014 a rate, determined on each interest payment pate for the period ending on the next interest payment date, which is equal to the greater of (a) 9.5% per annum or (b) the rate per annum which is equal to 6.00% plus the U.S. Treasury Rate, in each case, payable quarterly in accordance with the terms of the Original Debenture. During the Modification Period, the cure period for a default in the payment of interest is reduced to 5 business days. Principal on the New Securities is payable on May 3, 2034.

The New Securities are ranked senior to the Original Debenture and certain other notes and guarantees backing trust preferred securities issued by subsidiary trusts of MFH. The New Securities rank pari passu in right of payment with other MFH notes issued in exchange for trust preferred securities issued by subsidiary trusts of MFH on a substantially similar economic basis. The New Securities are guaranteed by the Company on a substantially similar basis as the Company’s guarantee of the TruPS.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Municipal Mortgage & Equity, LLC

August 5, 2009	By:	/s/ Michael L. Falcone

Name: Michael L. Falcone
Title: President and CEO